UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 7, 2020

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS,Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Units Representing Limited Liability Company Interests	ENLC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2020, GIP III Stetson I, L.P., GIP III Stetson II, L.P., and Enfield Holdings, L.P. (collectively, the “Consenting Majority Unitholders”), as the holders of a majority of the voting power with respect to the outstanding common units (the “common units”) representing limited liability company interests in EnLink Midstream, LLC (the “Company”), approved by written consent an increase in the number of common units (the “Unit Increase”) authorized for issuance under the EnLink Midstream, LLC 2014 Long-Term Incentive Plan, as amended and restated effective March 31, 2020 (the “Current Plan”), together with an amendment and restatement of the Current Plan to effect such Unit Increase (the Current Plan, as so amended and restated, the “Amended Company Plan”). The Unit Increase and the Amended Company Plan were previously approved, on September 17, 2020, by the Board of Directors (the “Board”) of EnLink Midstream Manager, LLC, the managing member of the Company.

Pursuant to rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, on December 8, 2020, a Schedule 14C Information Statement (“Information Statement”) was first sent or given to the unitholders of the Company other than the Consenting Majority Unitholders. The Unit Increase and the Amended Company Plan will become effective on December 28, 2020, which is the date that is 20 calendar days after the date the Information Statement was first sent or given to such unitholders.

The Current Plan permits the grant of cash and equity-based awards, which may be awarded in the form of options, restricted unit awards, restricted incentive units, unit appreciation rights, distribution equivalent rights, unit awards, cash awards, and performance awards to the employees, consultants, and independent contractors of the Company and its affiliates, as well as outside directors serving on the Board. The Amended Company Plan will (i) increase the number of common units authorized for issuance by 20,000,000 common units, (ii) amend the term of the Current Plan so that it expires on September 17, 2030, and (iii) make immaterial ministerial changes to the Current Plan. This description of the Amended Company Plan does not purport to be complete and is qualified in its entirety by reference to the Amended Company Plan, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The disclosure under Item 5.02 of this Current Report on Form 8-K regarding the approval of the Unit Increase and the Amended Company Plan by the Board and the Consenting Majority Unitholders is also responsive to this Item 5.07 and is incorporated by reference herein.

Such action by written consent of the Consenting Majority Unitholders is sufficient to approve and adopt the Unit Increase and the Amended Company Plan without the affirmative vote or consent of any other unitholders of the Company. Accordingly, no other votes or consents are necessary to approve the Unit Increase and the Amended Company Plan.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

EXHIBIT NUMBER		DESCRIPTION
10.1	—	EnLink Midstream, LLC 2014 Long-Term Incentive Plan, as amended and restated.

104	—	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: December 9, 2020	By:	/s/ Pablo G. Mercado
Pablo G. Mercado
Executive Vice President and
Chief Financial Officer